Third Quarter 2015 Financial Results Supplement November 3, 2015 Exhibit 99.2

©  Freddie Mac

Table of contents
Financial Results
Segment Business Information
3 -
Quarterly Financial Results
   9 -
Single-Family New Funding Volume
4 -
Segment Financial Results
10 -
5 -
Treasury Draw Requests and Dividend Payments
11 -
Single-Family Risk Transfer Transactions
Housing Market
6 -
National Home Prices
13 -
7 -
Home Price Performance by State:  September 2014 to September 2015
14 -
8 -
Housing Market Support
15 -
16 -
17 -
18 -
19 -
20 -
21 -

22 -
23 -
24 -
12 -
Safe Harbor Statements
Investments - Mortgage-Related Investments Portfolio:
More Liquid versus Less Liquid Assets
Single-Family Mortgage Market and Freddie Mac Delinquency Rates
Single-Family Management and Guarantee Fees Charged on New
Acquisitions
Interest Rate Risk Measures
Single-Family Credit Quality -  Purchases
Multifamily Market and Freddie Mac Delinquency Rates
Investments - Purchase Agreement Portfolio Limits
Multifamily Percentage of Affordable Units Financed
Investments - Mortgage-Related Investments Portfolio Composition
Single-Family Credit Quality - Credit Guarantee Portfolio
Multifamily Business Volume and Portfolio Composition
Multifamily Securitization Volume
Single-Family Transferred Credit Risk

©  Freddie Mac

Quarterly financial results
Note: Columns and rows may not add due to rounding.
$ Millions
3Q15
3Q15
vs
vs
3Q15
2Q15
3Q14
2Q15
3Q14
1
Net interest income
3,743
$
3,969
$
3,663
$
(226)
$
80
$
2
Benefit (provision) for credit losses
528
857
(574)
(329)
1,102

3
    Derivative gains (losses)
(4,172)

3,135

(617)

(7,307)
(3,555)
4
    Other non-interest income (loss)
331
(594)
1,381

925
(1,050)

5
Non-interest income (loss)
(3,841)

2,541

764

(6,382)
(4,605)
6
Non-interest expense
(1,099)

(1,289)

(816)

190
(283)
7
Pre-tax income (loss)
(669)
$
6,078
$
3,037
$
(6,747)
$
(3,706)
$
8
Income tax benefit (expense)
194
(1,909)
(956)
2,103
1,150
9
Net income (loss)
(475)
$
4,169
$
2,081
$
(4,644)
$
(2,556)
$
10
Total other comprehensive income (loss),
net of taxes
(26)
(256)
705
230
(731)
11
Comprehensive income (loss)
(501)
$
3,913
$
2,786
$
(4,414)
$
(3,287)
$
12
Total equity / GAAP net worth (ending balance)
1,299
$
5,713
$
5,186
$
(4,414)
$
(3,887)
$

©  Freddie Mac

($0.2)
$3.2
2Q15
3Q15
($0.1)
$0.5
2Q15
3Q15
($0.1)
($0.05)
$0.5
$0.6
2Q15
3Q15
Segment financial results
$ Billions
Multifamily
Comprehensive Income (Loss)
Segment Earnings (Loss)
Segment  Other Comprehensive Income (Loss)
$3.0
$0.4
$0.5
1
Comprehensive income approximated segment earnings for both 2Q15 and 3Q15.
Note: Totals may not add due to rounding.
($0.1)
Single-Family
Guarantee
1
Investments
$0.6
($1.0)
($1.0)
$0.02

©  Freddie Mac

$0.2
$4.1
$5.7
$6.5
$7.2
$47.6
$19.6
$5.5
2008
2009
2010
2011
2012
2013
2014
YTD
2015
$44.6
$6.1
$13.0
$7.6
$0.02
$0.0
$0.0
$0.0
2008
2009
2010
2011
2012
2013
2014
YTD
2015
Draw Requests from Treasury
Treasury draw requests and dividend payments
1
The initial $1 billion liquidation preference of senior preferred stock was issued to Treasury in September 2008 as consideration for Treasury’s funding commitment.  The company received no cash proceeds as a result of issuing this initial $1 billion liquidation preference of senior preferred stock.
2
Because the company’s net worth at September 30, 2015 was less than the applicable capital reserve amount for 2015 of $1.8 billion, Freddie Mac will not have a dividend obligation in December 2015.
3
Data
for the nine months ended September 30, 2015.
4
Annual amounts represent the total draws requested based on Freddie Mac’s quarterly net deficits for the periods presented.  Draw requests are funded in the subsequent quarter
(e.g., $19 million draw request for 1Q12 was funded in 2Q12).
5
Represents quarterly cash dividends paid by Freddie Mac to Treasury during the periods presented. Through December 31, 2012, Treasury was entitled to receive cumulative quarterly cash dividends at the annual rate of 10% per year on the liquidation preference of the senior preferred stock.  However, the fixed dividend rate was replaced with a net worth sweep dividend payment beginning in the first quarter of 2013.  See the company’s Annual Report on Form 10-K for the year ended December 31, 2014 for more information.
$ Billions
5
4
Draw Requests From Treasury
Dividend Payments to Treasury
Cumulative
Total
Total Senior Preferred Stock Outstanding
$72.3
Less:  Initial Liquidation Preference
1.0
Treasury Draws
$71.3
Cumulative
Total
Dividend Payments as of 9/30/15
$96.5
4Q15 Dividend Obligation
2
Total Dividend Payments
$96.5
3
Dividend Payments to Treasury
3
-
1

©  Freddie Mac

1
National home prices use the Freddie Mac House Price Index for the U.S., which is a value-weighted average of the state indices where the value weights are based on Freddie Mac’s single-family
credit
guarantee
portfolio.
Other
indices
of
home
prices
may
have
different
results,
as
they
are
determined
using
home
prices
relating
to
different
pools
of
mortgage
loans
and calculated under different conventions than Freddie Mac’s.  Quarterly growth rates are calculated as a 3-month change based on the final month of each quarter.  ‘SA’ denotes
‘Seasonally Adjusted’ and ‘NSA’ denotes ‘Not Seasonally Adjusted’; seasonal factors typically result in stronger house-price appreciation during the second and third quarters. Historical growth rates change as new data becomes available.  Values for the most recent periods typically see the largest changes.  Cumulative decline, based on the NSA series, calculated as the percent change from June 2006 to September 2015.
Source: Freddie Mac.
National home prices
1
Cumulative decline of 6% since June 2006
(NSA Series)
Freddie Mac House Price Index (December 2000=100)
100
110
120
130
140
150
160
170
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
United States (SA)
United States (NSA)
2015Q3 NSA Index Growth: 0.8%
2015Q3 SA Index Growth: 1.4%

4%
AL
3%
AK
8%
4 to 7%
< 2%
2 to 3%
4%
AR
9%
AZ
8%
CA
12%
CO
CT 2%
DC 7%
DE 0%
12%
FL
7%
GA
2%
HI
3%
IA
8%
ID
2%
IL
5%
IN
4%
KS
KY 5%
4%
LA
1%
3%
ME
5%
MI
5%
MN
4%
MO
2%
MS
4%
MT
NC 5%
2%
ND
6%
NE
NJ 3%
3%
NM
11%
NV
3%
NY
3%
OH
4%
OK
10%
OR
2%
PA
RI 5%
5%
SC
5%
SD
TN 6%
8%
TX
7%
UT
3%
VA
10%
WA
3%
WI
3%
WV
6%
WY
5%
4%
VT
5%
MD
MA
NH
Home price performance by state
September 2014 to September 2015
United States 6%
1
1
The
Freddie
Mac
House
Price
Index
for
the
U.S.
is
a
value-weighted
average
of
the
state
indexes
where
the
value
weights
are
based
on
Freddie
Mac’s
single-family
credit
guarantee
portfolio.
Other
indices
of
home
prices
may
have
different
results,
as
they
are
determined
using
different
pools
of
mortgage
loans
and
calculated
under
different
conventions.
The
Freddie
Mac
House
Price
Index
for
the
U.S.
is
a
non-seasonally
adjusted
monthly
series.
Percent
changes
were
rounded
to
nearest
whole
percentage
point.
Source: Freddie Mac
©  Freddie Mac

©  Freddie Mac

120
2009
2010
2011
2012
2013
2014
YTD
2015
2,480
2,089
1,830
2,472
2,458
1,627
1,715
2009
2010
2011
2012
2013
2014
YTD
2015
Housing market support
Number of Families Freddie Mac Helped
to Own or Rent a Home
In Thousands
Single-Family Loan Workouts
2
Number of Loans (000)
1
Based on the company’s purchases of loans and issuances of mortgage-related securities.  For the periods presented, a borrower may be counted more than once if the company purchased more than one loan (purchase or refinance mortgage) relating to the same borrower.
2
Consists of both home retention actions and foreclosure alternatives.
3
Data for the nine months ended September 30, 2015.
4
These categories are not mutually exclusive and a borrower in one category may also be included in another category in the same or another period.  For example, a borrower helped through a home retention action in one period may subsequently lose his or her home through a foreclosure alternative in a later period.
Repayment plans
4
Loan modifications
4
Forbearance agreements
4
Short sales and deed-in-lieu of
foreclosure transactions
4
Home Retention Actions
Foreclosure Alternatives
Cumulative Since 2009:    14,671
Cumulative Since 2009:   1,148
3
3
133
275
208
169
168
75
1

$33
$36
$52
$62
$46
$43
$35
$28
$39
$47
3Q14
4Q14
1Q15
2Q15
3Q15
Refi UPB
Purchase UPB
Single-family new funding volume
$ Billions
$77
$71
$80
1
Data
for the nine months ended September 30, 2015.
Note: Totals may not add due to rounding.
Annual
2013
:  $423
2014
:  $255
YTD
2015
:
$275
$101
$94
©  Freddie Mac
1

©  Freddie Mac

Single-family management and guarantee fees charged
on new acquisitions
1
Data
for
the
nine
months
ended
September
30,
2015.
2
Represents the estimated average rate of management and guarantee fees for new acquisitions during the period assuming amortization of delivery fees using the estimated life of the related loans rather than the original contractual maturity date of the related loans. Includes the effect of fee adjustments that are based on the price performance of Freddie Mac’s PCs relative
to
comparable
Fannie
Mae
securities.
Net
of
legislated
10
basis
point
guarantee
fee
remitted
to
Treasury
as
part
of
the
Temporary
Payroll
Tax
Cut
Continuation
Act
of
2011.
Quarterly
In Basis Points (bps), Annualized
Annual
In Basis Points (bps)
Single-Family Management and Guarantee Fees Charged on New Acquisitions
(net
of
amounts
remitted
to
Treasury)
2
47
47
47
45
44
3Q14
4Q14
1Q15
2Q15
3Q15
2009
2010
2011
2012
2013
2014
YTD
2015
20
25
27
31
41
47
44
1

©  Freddie Mac

$1.1
$4.9
$2.2
$2.8
2013
2014
YTD
2015
Calculated loss
Actual loss
Single-family
credit
risk
transfer
transactions
1
Structured Agency Credit Risk
(STACR
®
)
Debt Note Issuances
$ Billions
Agency
Credit
Insurance
Structure
®
(ACIS
®
Reinsurance)
Transactions
$ Bllions
1
Excludes whole loan security and seller indemnification transactions.
2
Excludes
impact
of
changing
the
coverage
from
losses
calculated
using
a
predefined
formula
to
coverage
based
on
actual
losses
for
certain
existing
ACIS
policies.
3
Data for the nine months ended September 30, 2015.
4
Upon initial execution.  Includes $127.4 billion of UPB related to credit risk transfer transactions completed during the first nine months of 2015.
$5.0
3
3
$1.1
Cumulative
$ Billions
STACR Issuances
$11.0
ACIS Reinsurance Transactions
$1.8
Reference
Pool
UPB
4
$332.8
$0.1
$0.7
$0.7
$0.4
2013
2014
YTD
2015
Calculated loss
Actual loss
2

©  Freddie Mac

Single-Family Transferred Credit Risk
Based on Remaining Balance as of Period End
$ Billions
Single-family
transferred
credit
risk
1
1
Represents single-family credit risk transferred through STACR debt note and ACIS (re)insurance transactions.
2
Freddie Mac holds the senior risk, which is unfunded and not issued.
09/30/14               12/31/14                3/31/15                 06/30/15               09/30/15
Mezzanine loss positions:
Transferred to third parties
Mezzanine loss positions:
Retained by Freddie Mac
First loss positions:
Transferred to third parties
First loss positions:
Retained by Freddie Mac
$0.2
$0.6
$0.7
$5.5
$6.7
$8.8
$10.7
$11.2
$0.7
$0.9
$1.2
$1.7
$1.7
$1.7
$1.7
$1.2
$1.2
$1.2
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
Freddie Mac
senior loss positions
2
$166.3
$183.3
$216.3
$264.6
$272.6
Total reference pools
$174.2
$192.5
$227.7
$278.7
$287.5

©  Freddie Mac

738
747
744
740
727
713
719
757
758
759
762
756
748
752
756
755
755
756
749
744
751
2009
2010
2011
2012
2013
2014
YTD
2015
Relief refinance (includes HARP)
All other
Total purchases
Single-family
credit
quality
-
purchases
Weighted
Average
Original
LTV
Ratio
1
Percent (%)
Weighted
Average
Credit
Score
2
1
Original LTV ratios are calculated as the unpaid principal balance (UPB) of the mortgage Freddie Mac guarantees including the credit-enhanced portion, divided by the lesser of the appraised value of the property at the time of mortgage origination or the mortgage borrower’s purchase price.  Second liens not owned or guaranteed by Freddie Mac are excluded from the LTV ratio calculation.  The existence of a second lien mortgage reduces the borrower’s equity in the home and, therefore, can increase the risk of default.
2
Credit score data is based on FICO scores at the time of loan origination or Freddie Mac’s purchase and may not be indicative of the borrowers’ current creditworthiness.  FICO scores can range between approximately 300 and 850 points.
3
Data for the nine months ended September 30, 2015.
80
77
77
97
91
82
75
66
67
67
68
71
76
74
67
70
70
76
75
76
74
2009
2010
2011
2012
2013
2014
YTD
2015
Relief refinance (includes HARP)
All other
Total purchases
3
3

©  Freddie Mac

Single-family
credit
quality
–
credit
guarantee
portfolio
1
Loans acquired after 2008, excluding HARP and other relief refinance loans which are presented separately.
Concentration of Credit Risk
Percent (%)
Serious Delinquency Rates
Percent (%)
1
1
65
3
18
7
11
80
6
10
% of Portfolio
As of September 30, 2015
% of Credit Losses
For Nine Months Ended
September 30, 2015
New single-family book
HARP and other relief refinance loans
2005 -
2008 legacy single-family book
Pre-2005 legacy single-family book
0.23
0.24
0.22
0.21
0.20
0.70
0.75
0.75
0.70
0.70
7.66
7.59
7.10
6.54
6.26
3.12
3.10
2.97
2.75
2.64
1.96
1.88
1.73
1.53
1.41
3Q
2014
4Q
2014
1Q
2015
2Q
2015
3Q
2015
New single-
family book
HARP and other relief refinance loans
2005 -
2008 legacy single-family book
Total
Pre-2005 legacy single-family book

©  Freddie Mac

1
Source: National Delinquency Survey from the Mortgage Bankers Association.  Categories represent first lien single-family loans.  Data is not yet available for the third quarter of 2015.
2
See
“MD&A
–
RISK
MANAGEMENT
–
Credit
Risk
Overview
–
Single-Family
Mortgage
Credit
Risk
Framework
and
Profile
–
Monitoring
Loan
Performance”
in
Freddie
Mac’s
Form
10-K
for
the
year
ended
December
31,
2014,
for
information
about
the
company’s
reported
delinquency
rates.
The
single-family
serious
delinquency
rate
at
September
30,
2015
was
1.41%.
1
1
1
15.14%
3.95%
2.24%
1.53%
Single-Family Serious Delinquency Rates
Single-family mortgage market and Freddie Mac
delinquency rates
2
Percent
Total Mortgage Market
Prime
Subprime
Freddie Mac
Jun-11
Dec-11
Jun-12
Dec-12
Jun-13
Dec-13
Jun-14
Dec-14
Jun-15
0
4
8
12
16
20
24
28
32

©  Freddie Mac

$167
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
9/30/15
$169
$177
$169
$15
$20
$29
$26
$28
$34
2010
2011
2012
2013
2014
YTD
2015
Total Multifamily Portfolio
UPB $ Billions
Multifamily business volume and portfolio
composition
Multifamily New Business Volume
$ Billions
1
Data for the nine months ended September 30, 2015.
2
Primarily K-Deals.
2
1
$180
$182
MF unsecuritized loan portfolio
MF investment securities portfolio
MF guarantee portfolio

1
Data for the nine months ended September 30, 2015.
Note: Totals may not add due to rounding.
Multifamily percentage of affordable units financed
Multifamily
Acquisitions
of
Units
by
Area
Median
Income
(AMI)
%
of Units Acquired
88% of units
acquired during
the nine months
ended September
30, 2015 are
affordable to
households
earning at or
below 100% AMI
1
11%
8%
14%
12%
16%
17%
13%
15%
62%
56%
61%
67%
63%
58%
61%
58%
17%
19%
15%
14%
13%
14%
16%
15%
11%
18%
10%
7%
8%
11%
10%
12%
2008
2009
2010
2011
2012
2013
2014
YTD 2015
50% AMI or less
>50%-80% AMI
>80%-100% AMI
>100% AMI
17
©  Freddie Mac

©  Freddie Mac
18
$2.1
$6.4
$13.7
$21.2
$28.0
$21.3
$21.9
2009
2010
2011
2012
2013
2014
YTD
2015
1
Represents the UPB of multifamily loans sold via Freddie Mac’s K Certificate transactions.
2
Data for the nine months ended September 30, 2015.
Note:  Totals may not add due to rounding.
K-Deal
Securitization
Volume
1
UPB $ Billions
Multifamily securitization volume
2
2009
2010
2011
2012
2013
2014
YTD
2015
2
Total
Total UPB
1
$2.1
$6.4
$13.7
$21.2
$28.0
$21.3
$21.9
$114.7
Number of
Transactions
2
6
12
17
19

91

©  Freddie Mac

0.01%
Multifamily market and Freddie Mac delinquency rates
Percent
1
See
“MD&A
–
RISK
MANAGEMENT
–
Credit
Risk
Overview
–
Multifamily
Mortgage
Credit
Risk
Profile”
in
Freddie
Mac’s
Form
10-K
for
the
year
ended
December
31,
2014,
for
information about the company’s reported multifamily delinquency rate.  The multifamily delinquency rate at September 30, 2015 was 0.01%.
Source:
Freddie
Mac,
FDIC
Quarterly
Banking
Profile,
TREPP
(CMBS
multifamily
60+
delinquency
rate,
excluding
REOs),
American
Council
of
Life
Insurers
(ACLI).
Non-Freddie
Mac data is not yet available for the third quarter of 2015.
1.16%
0.34%
0.01%
1
0
2
4
6
8
10
12
14
2Q11
4Q11
2Q12
4Q12
2Q13
4Q13
2Q14
4Q14
2Q15
Freddie Mac (60+ day)
FDIC Insured Institutions (90+ day)
MF CMBS Market (60+ day)
ACLI Investment Bulletin (60+ day)

©  Freddie Mac

$408
$406
$383
$367
$470
$470
$470
$470
$399
12/31/14
03/31/15
06/30/15
09/30/15
12/31/15
Mortgage-related investments portfolio ending balance
Mortgage-related investments portfolio limit
Investments
–
Purchase
Agreement
portfolio
limits
Indebtedness
1,
3
$ Billions
Mortgage
Assets
1,
2
$ Billions
1
The company’s Purchase Agreement with Treasury limits the amount of mortgage assets the company can own and indebtedness it can incur.  Under the Purchase Agreement, mortgage assets and indebtedness are calculated without giving effect to the January 1, 2010 change in the accounting guidance related to the transfer of financial assets and consolidation of variable interest entities (VIEs).  See the company’s Annual Report on Form 10-K for the year ended December 31, 2014 for more information.
2
Represents the unpaid principal balance (UPB) of the company’s mortgage-related investments portfolio.  The company discloses its mortgage assets on this basis monthly in its
Monthly Volume Summary reports, which are available on its Web site.
3
Represents the par value of the company’s unsecured short-term and long-term debt securities issued to third parties to fund its business activities.  The company discloses its indebtedness on this basis in its Monthly Volume Summary reports, which are available on its Web site.
Indebtedness limit
Total debt outstanding
$454
$451
$417
$412
$663
$564
$564
$564
$564
$479
12/31/14
03/31/15
06/30/15
09/30/15
12/31/15
01/01/16

©  Freddie Mac

1
Based on unpaid principal balances and excludes mortgage-related securities traded, but not yet settled.  The mortgage-related investments portfolio is determined without giving effect to the January 1, 2010 change in accounting standards related to the transfer of financial assets and consolidation of variable interest entities (VIEs).
2
Mortgage loans totaled $153.4 billion at September 30, 2015 of which $99.2 billion were single-family and $54.2 billion were multifamily.
Investments
–
mortgage-related
investments
portfolio composition
Mortgage-Related
Investments
Portfolio
$ Billions
2
$755
$697
$653
$558
$461
$408
$367
Mortgage Loans
Non-Freddie Mac Mortgage-Related Securities (Non-Agency)
Non-Freddie Mac Mortgage-Related Securities (Agency)
Freddie Mac PCs and Structured Securities
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
09/30/15
1

©  Freddie Mac

Investments
–
mortgage-related
investments
portfolio:
More liquid versus less liquid assets
More Liquid versus Less Liquid Assets
$ Billions
1
Excludes liquidations.
2
Less liquid assets include unsecuritized single-family and multifamily mortgage loans, certain structured agency securities collateralized with non-agency mortgage-related securities, and the company’s investments in non-agency mortgage-related securities.
3
Data for the nine months ended September 30, 2015.
2
Less
Liquid
Activity
$ Billions
$20.3
$23.5
$19.9
3
62%
59%
56%
36%
38%
41%
44%
$558
$461
$408
$367
12/31/12
12/31/13
12/31/14
09/30/15
Less Liquid Assets
More Liquid Assets
64%
2013
2014
YTD 2015
$0.9
$0.2
$0.1
$2.8
$13.8
$10.3
$0.6
$1.9
$13.1
$1.9
$0.2
$3.5
$7.0
$7.4
Other
Private Label Securities Sales
Non-Performing Single-Family Loan Sales
Multifamily Sales
Securitization of Single-Family Reperforming
& Modified Loans
1

©  Freddie Mac

$ Millions
Average
Monthly
PMVS-Level
Interest-rate risk measures
Average
Monthly
Duration
Gap
Months
1
Portfolio Market Value Sensitivity, or PMVS, is an estimate of the change in the market value of Freddie Mac’s financial assets and liabilities from an instantaneous 50 basis point shock to interest rates, assuming no rebalancing actions are undertaken and assuming the mortgage-to-LIBOR basis does not change.  PMVS-Level or PMVS-L measures the estimated sensitivity of the company’s portfolio market value to parallel movements in interest rates.
2
Duration
gap
measures
the
difference
in
price
sensitivity
to
interest
rate
changes
between
Freddie
Mac’s
financial
assets
and
liabilities,
and
is
expressed
in
months
relative
to
the
market value of assets.
(6)
(5)
(4)
(3)
(2)
(1)
0
1
2
3
4
5
6
Sep
14
Oct
14
Nov
14
Dec
14
Jan
15
Feb
15
Mar
15
Apr
15
May
15
Jun
15
Jul
15
Aug
15
Sep
15
$55
$93
$127
$99
$122
$146
$105
$90
$78
$123
$80
$75
$61
0
50
100
150
200
Sep
14
Oct
14
Nov
14
Dec
14
Jan
15
Feb
15
Mar
15
Apr
15
May
15
Jun
15
Jul
15
Aug Sep
15
15
1
2

©  Freddie Mac

Safe Harbor Statements
Freddie Mac obligations
Freddie
Mac’s
securities
are
obligations
of
Freddie
Mac
only.
The
securities,
including
any
interest
or
return
of
discount
on
the
securities,
are
not guaranteed by and are not debts or obligations of the United States or any federal agency or instrumentality other than Freddie
Mac.
No offer or solicitation of securities
This presentation includes information related to, or referenced in the offering documentation for, certain Freddie Mac securities, including offering circulars and related supplements and agreements. Freddie Mac securities may not be eligible for offer or sale in certain jurisdictions or to certain persons. This information is provided for your general information only, is current only as of its specified date and does not constitute an offer to sell or a solicitation of an offer to buy securities. The information does not constitute a sufficient basis for making a decision with respect to the purchase or sale of any security. All information regarding or relating to Freddie Mac securities is qualified in its entirety by the relevant offering circular and any related supplements. Investors should review the relevant offering circular and any related supplements before making a decision with respect to the purchase or sale of any security. In addition, before purchasing any security, please consult your legal and financial advisors for information about and analysis of the security, its risks and its suitability as an investment in your particular circumstances.
Forward-looking statements
Freddie Mac's presentations may contain forward-looking statements, which may include statements pertaining to the conservatorship, the company’s current expectations and objectives for its single-family, investment and multifamily businesses, its loan workout initiatives and other efforts to assist the U.S. residential mortgage market, liquidity, capital management, economic and market conditions and trends, market share, the effect of legislative and regulatory developments and new accounting guidance, credit quality of loans we guarantee, and results of operations and financial condition on a GAAP, Segment Earnings and fair value basis. Forward-
looking statements involve known and unknown risks and uncertainties, some of which are beyond the company’s control.
Management’s expectations for the company’s future necessarily involve a number of assumptions, judgments and estimates, and various factors, including changes in market conditions, liquidity, mortgage spreads, credit outlook, actions by the U.S. government
(including FHFA, Treasury
and Congress), and the impacts of legislation or regulations and new or amended accounting guidance, could cause actual results to differ materially from these expectations. These assumptions, judgments, estimates and factors are discussed in the company’s Annual Report on Form 10-K for the year ended December 31, 2014, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015, June 30, 2015, and September 30, 2015 and Current Reports on Form 8-K, which are available on the Investor
Relations page of the company’s Web site at www.FreddieMac.com/investors and the SEC’s Web site at www.sec.gov. The company undertakes no obligation to update forward-looking statements it makes to reflect events or circumstances occurring after the date of this presentation.